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                                                                    EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 18, 1998 included in American Residential Services, Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.



/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Houston, Texas
November 24, 1998